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                                                                   EXHIBIT 10.19

                        AMENDMENT TO DEPOSITORY AGREEMENT
                               FOR PURCHASE OPTION


     THIS FIRST AMENDMENT TO DEPOSITORY AGREEMENT FOR PURCHASE OPTION (this "Amendment") is entered into as of January 25, 2001 by and between Grant Geophysical Corp., a Texas corporation ("Grant"), and Elliott Associates, L.P., a Delaware limited partnership ("Elliott").

                                   WITNESSETH:

     WHEREAS, Grant and Elliott are the parties to that certain Depository Agreement for Purchase Option dated as of December 1, 2000 (the "Depository Agreement"); and

     WHEREAS, Grant and Elliott deem it in their best interests to amend the Depository Agreement to extend the expiration date of the Option and concurrently to increase the amount of the exercise price of the Option and the Deposit.

     NOW, THEREFORE, the parties agree as follows:

     1. Section 1(a) of the Depository Agreement is amended to read in its entirety as follows:

        "(a) Purchase Option. Grant hereby grants to Elliott the exclusive option (the "Option") to purchase on or before March 31, 2001 all of Grant's right, title and interest, consisting of, among other things, a 33.333333% undivided working interest, in and to the mineral leases constituting the LaFite Project area in Brazoria County Texas, together with all of Grant's right, title and interest in and to any geophysical and geological data related thereto (the "Interest")."

     2. Section 1(b) of the Depository Agreement is amended to read in its entirety as follows:

        "(b) Purchase Price. The exercise price of the Option shall be the sum of $1,850,000, payable in the manner set forth in Section 1(c)."

     3. Section 1(c) of the Depository Agreement is amended in its entirety to read as follows:

        "(c) Refundable Deposit.

             (i) Concurrent with the execution hereof, Elliott shall place on deposit with Grant a $1,850,000 refundable deposit (the "Deposit").


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             (ii)   Elliott may exercise the Option without payment of further consideration by giving Grant written notice of exercise that includes the date on or before March 31, 2001 upon which the purchase of the Interest shall close. On the closing date (A) Grant shall deliver to Elliott an assignment, bill of sale and conveyance in a form acceptable to Elliott and such other documents as may be necessary to convey title to the Interest and (B) upon such delivery the Deposit shall become Grant's property.

             (iii) Between the date hereof and March 31, 2001, if Grant elects to sell the Interest to a third party before Elliott exercises the Option, the Option shall be cancelled. In such event, Grant shall give Elliott written notice of such election and refund the Deposit, together with a termination fee of $616.66 for each day beginning on the date hereof and ending on the day the refund and termination fee are paid.

             (iv) If (A) Elliott gives Grant written notice that it elects not to exercise the Option, or (B) the Option is not exercised on or before March 31, 2001, Grant shall refund the Deposit to Elliott no later than two business days after the earlier of receipt of such written notice from Elliott or March 31, 2001."

     4. Wherever and in each place the term "Agreement" is used throughout the Depository Agreement, such term shall be read to mean the Depository Agreement, as amended by this Amendment.

     5. Except as specifically amended by this Amendment, all of the terms and provisions of the Depository Agreement shall remain in full force and effect.

     6. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Depository Agreement.

     7. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WITNESSES:                             GRANT GEOPHYSICAL CORP.

                                       By:
------------------------------             --------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
------------------------------                -----------------------------

WITNESSES:                             ELLIOTT ASSOCIATES, L.P.

                                       By:
------------------------------             --------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
------------------------------                -----------------------------

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